UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01435

AMCAP Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: February 28 or 29

Date of reporting period: February 29, 2008

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Eric A.S. Richards
O’Melveny & Myers LLP
400 South Hope Street, 10th Floor
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - American Funds®]

The right choice for the long term®

AMCAP Fund

Navigating a long-term investment course

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Annual report for the year ended February 29, 2008

AMCAP Fund® seeks long-term growth of capital by investing primarily in U.S. companies with a record of above-average growth.

This fund is one of the 30 American Funds. For more than 75 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents

Letter to shareholders	1
The value of a long-term perspective	4
Feature article:
Navigating a long-term investment course	6
Summary investment portfolio	12
Financial statements	16
Board of directors and other officers	28
What makes American Funds different?	back cover

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2008 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge

Average annual total return	—	8.74%	5.79%
Cumulative total return	–10.68%	52.07%	75.63%

The total annual fund operating expense ratio for Class A shares as of the most recent fiscal year-end was 0.68%. This figure does not reflect a fee waiver currently in effect; therefore, the actual expense ratio is lower.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights table on pages 23 and 24 for details.

Results for other share classes can be found on page 3.

Fellow shareholders:

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Fiscal 2008 was a turbulent year. While the stock market rose for most of the first half, an escalating wave of events caused weakness in the second half. Beginning with a slowdown in the housing industry brought on by too much supply and easy credit, problems in mortgage-backed securities began to appear and then rolled over into the broader financial markets. As a result, a full-blown credit crunch has developed, and the economy has slowed. By the end of AMCAP’s fiscal year on February 29, 2008, the Federal Reserve had responded by lowering the federal funds rate and instituting other actions to support the financial markets.

In this difficult environment, AMCAP Fund posted a return of –3.1%, compared with the –3.6% return of the unmanaged Standard and Poor’s 500 Composite Index, a broad measure of mostly large U.S. stocks. As the table below shows, AMCAP did slightly better than the –3.4% return of the Lipper Multi-Cap Core Funds Index and slightly trailed the –3.0% return of the Lipper Growth Funds Index.

Over the longer term, AMCAP continued to surpass the S&P 500 and its two peer group indexes by a significant margin. For the 10 years ended February 29, 2008, AMCAP produced a cumulative total return of 97.4%, compared with 49.0% by the S&P 500, 33.1% by the Lipper Growth Funds Index and 59.4% by the Lipper Multi-Cap Core Funds Index.

On a cumulative basis during its lifetime of almost 41 years, AMCAP has returned nearly twice as much as the S&P 500. On an annual basis during this period, AMCAP has produced an average annual total return of 11.9%, compared with 10.2% by the S&P 500, 9.1% by the Lipper Growth Funds Index and 9.9% by the Lipper Multi-Cap Core Funds Index.

[Begin Sidebar]
Cumulative total returns (for periods ended 2/29/08)

	1 year	5 years	10 years

AMCAP (Class A shares)	–3.1%	65.2%	97.4%
Standard & Poor’s 500 Composite Index[1]	–3.6	73.3	49.0
Lipper Multi-Cap Core Funds Index[2]	–3.4	83.8	59.4
Lipper Growth Funds Index[2]	–3.0	66.6	33.1

AMCAP’s lifetime results (5/1/67–2/29/08)

	Cumulative	Average annual
	total return	total return

AMCAP	9,858.2%	11.9%
Standard & Poor’s 500 Composite Index[1]	5,149.1	10.2
Consumer Price Index (inflation)[3]	539.6	4.6
Lipper Multi-Cap Core Funds Index[2]	4,616.4	9.9
Lipper Growth Funds Index[2]	3,462.9	9.1

1	The S&P 500 is unmanaged and its results include reinvested dividends, but do not reflect the effect of sales charges, commissions or expenses.
2Lipper indexes do not include the effects of sales charges.
3Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End Sidebar]

Investment results analysis

Energy service, production and exploration companies helped the fund’s results. The oil and gas industry benefited from rising crude oil prices and continuing demand from developing nations. Among the fund’s major contributors were EOG Resources, an oil and gas production company (+75.7%); Devon Energy, an independent producer of oil and gas (+56.3%); and Schlumberger, a provider of oil services and technology, and our ninth-largest holding (+37.7%). Other companies that helped included Medco Health Solutions, a manager of pharmacy benefits (+31.1%); Precision Castparts, a manufacturer of jet engine parts and industrial tools (+21.3%); and YUM! Brands, a quick-service restaurant company (+18.9%).

Financial companies detracted from results. Early in the fiscal year, investors first became concerned about the potential impact of loan quality and liquidity problems on the profits and balance sheets of financial companies. In the second half of the fiscal year, many of the fears were realized in a string of losses and write-offs. While virtually any exposure to this group was negative in the past 12 months, AMCAP held a relatively small position in financials (8.4% of net assets as of August 31, 2007, compared with 20.1% for the S&P 500). Among the fund’s financial holdings were Fannie Mae (–51.3%), Capital One Financial (–40.3%) and American International Group (–30.2%).

Retail companies were affected by a slowing U.S. economy, the housing industry slump and the potential impact on consumer spending. Two of our larger consumer discretionary holdings are Lowe’s, a large, do-it-yourself home improvement store operator (–26.4%) and consumer electronics retailer Best Buy (–7.4%).

[Begin Sidebar]
AMCAP’s last 10 years

One-year total returns for the past 10 fiscal years (ended 2/28 or 2/29)

1999	21.1%
2000	22.3
2001	3.0
2002	–7.1
2003	–15.7
2004	37.0
2005	3.9
2006	10.9
2007	8.1
2008	–3.1

Cumulative total return for the 10-year period ended 2/29/2008	97.4%

Average annual total return for the 10-year period ended 2/29/2008	7.0%
[End Sidebar]

Looking ahead

In last year’s annual report, we wrote that “We continue to be sensitive to risk at a time when many investors are not.” In the past 12 months, many of our concerns about the level of complexity and leverage that has been injected into the world’s financial system have come to pass. We do not know how long it will take for the system to deleverage or how much longer bad news will trump good news. That said, however, this is a reckoning that had to take place at some time, and its resolution should make our economy much healthier in the long run.

At AMCAP we will continue to search for high-quality growth companies with a history of above-average growth, a sustainable competitive edge and good future prospects. Indeed, investing in quality companies at attractive prices is the right strategy in any market. These companies have some combination of strong management, superior products, stable customers, good balance sheets and solid, long-term growth prospects. While very few companies can ride completely unscathed through an economic slowdown, we feel that having a steady hand during turbulent times can help us stay with the best growth companies and hopefully find others to invest in at attractive prices.

We remind our shareholders that this current crisis is only the latest in a long pattern of stock market bubbles. While the recent decline in housing and the credit crunch seem unprecedented, they are not. In our feature story on page 6, we explain what led to the current situation, how it compares with other periods of market excess and what all this means for AMCAP shareholders.

As always, we recommend that you take a long-term perspective toward your mutual fund investment and that you continue with the financial plan that you and your investment adviser have carefully worked out.

Cordially,

/s/ R. Michael Shanahan
R. Michael Shanahan
Vice Chairman of the Board

/s/ Claudia P. Huntington
Claudia P. Huntington
President

April 8, 2008

For current information about the fund, visit americanfunds.com.

Other share class results

Class B, Class C, Class F and Class 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2008 (the most recent calendar quarter-end):
	1 year	5 years	Life of class
Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales
charge (CDSC), maximum of 5%, payable only
if shares are sold within six years of purchase	–10.34%	8.93%	2.61%
Not reflecting CDSC	–5.91	9.21	2.61

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–6.87	9.14	3.18
Not reflecting CDSC	–5.98	9.14	3.18

Class F shares* — first sold 3/16/01
Not reflecting annual asset-based fee charged by
sponsoring firm	–5.22	10.01	4.25

Class 529-A shares† — first sold 2/15/02
Reflecting 5.75% maximum sales charge	–10.68	8.68	4.03
Not reflecting maximum sales charge	–5.24	9.98	5.04

Class 529-B shares† — first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%,
payable only if shares are sold within six
years of purchase	–10.45	8.75	4.44
Not reflecting CDSC	–6.02	9.04	4.44

Class 529-C shares† — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	–6.91	9.06	4.45
Not reflecting CDSC	–6.02	9.06	4.45

Class 529-E shares*† — first sold 3/7/02	–5.55	9.62	4.08

Class 529-F shares*† — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	–5.09	10.04	9.20

*These shares are sold without any initial or contingent deferred sales charge.
† Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, please refer to the fund’s prospectus.

The value of a long-term perspective

How a $10,000 investment has grown.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The chart and accompanying table illustrate how a $10,000 investment in AMCAP grew between May 1, 1967 — when the fund began operations — and February 29, 2008.

As you can see, that $10,000 grew to $937,689 with all distributions reinvested, a gain of 9,277%. Over the same period, $10,000 would have grown to $524,909 in the unmanaged Standard & Poor’s 500 Composite Index. The chart also records the fund’s progress relative to the rate of inflation as measured by the Consumer Price Index.

The fund’s year-by-year results appear in the table under the chart. You can use this table to estimate how much the value of your own holdings has grown. Let’s say, for example, that you have been reinvesting all your dividends and capital gain distributions since February 28, 1998. At that time, according to the table, the value of the investment illustrated here was $475,003. Since then, it has nearly doubled in value, to $937,689. Thus, in that same 10-year period, the value of your investment — regardless of size — has also nearly doubled.

[Begin Sidebar]
Average annual total returns based on a $1,000 investment
(for periods ended February 29, 2008)*

	1 year	5 years	10 years

Class A shares	–8.72%	9.26%	6.41%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on pages 23 and 24 for details.

[End Sidebar]

[begin mountain chart]
	S&P 500 with dividends reinvested[5]	AMCAP with dividends reinvested[4]	Consumer Price Index (inflation)[6]

5/1/1967	$10,000	$9,425	$10,000
2/29/1968	$9,778	$10,056	$10,332
2/28/1969	$11,074	$12,212	$10,816
2/28/1970	$10,442	$11,835	$11,480
2/28/1971	$11,713	$12,643	$12,054
2/29/1972	$13,305	$14,902	$12,477
2/28/1973	$14,345	$13,978	$12,961
2/28/1974	$12,776	$11,037	$14,260
2/28/1975	$11,354	$9,903	$15,861
2/29/1976	$14,453	$13,883	$16,858
2/28/1977	$15,062	$14,173	$17,855
2/28/1978	$13,807	$16,612	$19,003
2/28/1979	$16,105	$22,738	$20,876
2/29/1980	$20,071	$33,541	$23,837
2/28/1981	$24,400	$40,548	$26,556
2/28/1982	$22,175	$42,643	$28,580
2/28/1983	$30,690	$61,456	$29,577
2/29/1984	$34,013	$62,128	$30,937
2/28/1985	$41,108	$72,165	$32,024
2/28/1986	$53,636	$88,738	$33,021
2/28/1987	$69,462	$115,664	$33,716
2/29/1988	$67,586	$112,037	$35,045
2/28/1989	$75,608	$122,827	$36,737
2/28/1990	$89,863	$140,027	$38,671
2/28/1991	$103,018	$163,492	$40,725
2/29/1992	$119,450	$196,856	$41,873
2/28/1993	$132,158	$208,557	$43,233
2/28/1994	$143,149	$232,137	$44,320
2/28/1995	$153,672	$240,047	$45,589
2/29/1996	$206,941	$310,345	$46,798
2/28/1997	$261,046	$346,783	$48,218
2/28/1998	$352,382	$475,003	$48,912
2/28/1999	$421,935	$575,089	$49,698
2/29/2000	$471,431	$703,358	$51,299
2/28/2001	$432,799	$724,638	$53,112
2/28/2002	$391,654	$673,327	$53,716
2/28/2003	$302,860	$567,618	$55,317
2/29/2004	$419,452	$777,420	$56,254
2/28/2005	$448,688	$808,037	$57,946
2/28/2006	$486,349	$895,855	$60,030
2/28/2007	$544,532	$968,098	$61,480
2/29/2008	$524,909	$937,689	$63,956
[end mountain chart]

Year ended
February 28 or 29	1968 [3]	1969	1970	1971	1972	1973	1974

Total value
(dollars in thousands)
Dividends reinvested	—	$.1	.2	.2	.2	.2	.2
Value at fiscal year-end[1]	$10.1	12.2	11.8	12.6	14.9	14.0	11.0
AMCAP total return	0.6%	21.4	(3.1)	6.8	17.9	(6.2)	(21.0)

Year ended
February 28 or 29	1975	1976	1977	1978	1979	1980	1981

Total value
(dollars in thousands)
Dividends reinvested	.3	.3	.2	.3	.3	.4	.7
Value at fiscal year-end[1]	9.9	13.9	14.2	16.6	22.7	33.5	40.5
AMCAP total return	(10.3)	40.2	2.1	17.2	36.9	47.5	20.9

Year ended
February 28 or 29	1982	1983	1984	1985	1986	1987	1988

Total value
(dollars in thousands)
Dividends reinvested	2.6	1.2	1.6	1.9	1.5	1.6	3.0
Value at fiscal year-end[1]	42.6	61.5	62.1	72.2	88.7	115.7	112.0
AMCAP total return	5.2	44.1	1.1	16.2	23.0	30.3	(3.1)

Year ended
February 28 or 29	1989	1990	1991	1992	1993	1994	1995

Total value
(dollars in thousands)
Dividends reinvested	3.2	3.2	3.3	2.2	2.3	1.9	2.4
Value at fiscal year-end[1]	122.8	140.0	163.5	196.9	208.6	232.1	240.0
AMCAP total return	9.6	14.0	16.8	20.4	5.9	11.3	3.4

Year ended
February 28 or 29	1996	1997	1998	1999	2000	2001	2002

Total value
(dollars in thousands)
Dividends reinvested	3.4	2.6	2.5	3.7	3.3	4.1	3.7
Value at fiscal year-end[1]	310.3	346.8	475.0	575.1	703.4	724.6	673.3
AMCAP total return	29.3	11.7	37.0	21.1	22.3	3.0	(7.1)

Year ended
February 28 or 29	2003	2004	2005	2006	2007	2008

Total value
(dollars in thousands)
Dividends reinvested	1.1	.1	2.0	4.1	7.2	11.4
Value at fiscal year-end[1]	576.6	777.4	808.0	895.9	968.1	937.7
AMCAP total return	(15.7)	37.0	3.9	10.9	8.1	(3.1)

Average annual total return for 40-3/4 years 11.8%4

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

[2]The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]For the period May 1, 1967 (when the fund began operations), through February 29, 1968.
[4]Includes reinvested dividends of $84,803 and reinvested capital gain distributions of $597,900.
[5]The S&P 500 cannot be invested in directly.
[6]Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions or expenses. The results shown are before taxes on fund distributions and sale of fund shares.

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[Begin Sidebar]
This market can have a silver lining. … Our perspective is to take the longer view and invest in companies that continue to have good growth opportunities, even though the near term may be hard to predict.
— Claudia Huntington, president
[End Sidebar]

[Begin Photo Caption]
[photo of Claudia Huntington]
Claudia Huntington
[End Photo Caption]

[Begin Photo Caption]
[photo of Michael Shanahan]
Michael Shanahan
[End Photo Caption]

Navigating a long-term investment course

In the stock, bond and housing markets these days, investors are navigating through turbulent waters. Market volatility has been driven by increasing defaults in the subprime mortgage business, a nationwide housing slump, significant losses by many large financial companies and a general tightening in credit for small and large borrowers. Concerns are also increasing about the strength of the U.S. consumer.

At AMCAP Fund, despite the turmoil in the financial markets, we remain on our long-term course of investing in companies with a history of proven growth and good prospects for superior future growth. “Our long-term focus helps us keep our perspective during periods of market excess,” says Claudia Huntington, president of AMCAP.

In past annual reports (notably 2001), we have reported to shareholders about market bubbles, or periods of market excess that occur every so often. The recent decline in housing, financial and consumer discretionary stocks may seem scary and unprecedented, but it is only the latest in a long pattern of stock market excess followed by contraction. In fact, our 2001 annual report was published during a difficult period which followed the collapse of the so-called “TMT” (technology-media-telecommunications) bubble of the late 1990s. At that time we observed that “long-term opportunities in technology and communication still remain. There will be fewer companies coming out of this decline, but the survivors should be stronger and more seasoned. We will continue to maintain our discipline of paying a reasonable price for solid growth.” Those words ring true today, though in a different context.

Given that we are now on the downside of the credit bubble, we talked with AMCAP’s four portfolio counselors to gain perspective on what the current market excess means for the fund’s shareholders.

The home has long been the bedrock asset of most American families. Why did prices rise so high? What has caused the current housing bubble and why did it deflate?

First, a little background is helpful. “If you go back 15 years, you will see that home prices had lagged compared with financial assets for a long period of time,” recalls Tim Armour, veteran AMCAP portfolio counselor. “Recently, low interest rates, interest-only mortgages and relaxed mortgage underwriting standards helped fuel a housing price boom. Individuals were able to pay more to buy homes because they could borrow money more easily at low rates.” In addition, the easy availability of money from both banks and alternative asset classes fueled overbuilding by housing developers.

Speculators exacerbated the housing mania. Instead of investing in a home for life as many of our parents and grandparents did, many homeowners “flipped” houses to cash in on steadily rising home prices. The housing bubble grew out of the same over-enthusiasm that gave rise to the 1995–2000 stock boom, according to Yale economist Robert J. Shiller, who wrote the book Irrational Exuberance. Once stocks fell in early 2000, real estate became the primary outlet for the speculative frenzy that the stock market had unleashed, Shiller says.

Securitization (the packaging of hundreds of individual mortgage loans into securities to be sold to investors around the world) spread the risk but added complexity. Subprime mortgage loans (those held by less credit-worthy borrowers) grew rapidly and were included in many of the new investment products called collateralized debt obligations. “Financial institutions thought they were passing off the risk to investors, but they ended up holding more than they realized because they weren’t able to sell all the mortgage-backed securities they sponsored,” Tim says.

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[Begin Sidebar]
As the market and the news media stories get more and more negative, I get more and more positive. … I see the current environment as potentially creating opportunities.
— Ross Sappenfield, portfolio counselor
[End Sidebar]

The bubble of high home prices and low adjustable rate or no-money-down loans began to deflate as mortgage interest rates climbed to more normal levels in 2006. A growing number of subprime mortgage holders were unable to meet the increased monthly payments under the higher rates. Homes were abandoned and bankruptcies declared.

Meanwhile, financial institutions and hedge funds had actively traded investment products based on the mortgage-backed securities and collateralized debt obligations. New mortgage products were developed for short-term trading. When the loans went bad, it turned out that the complex debt instruments being traded were more risky than previously thought. In addition, the use of leverage by hedge funds and other investors aggravated the problem on the downside just as leverage had added to returns on the upside.

The housing problem was just one part of a larger “credit complexity” bubble, Claudia explains. “You have a system with multiple layers — and multiple products within the layers — and multiple assumptions based on what each particular layer’s risk is. If one assumption fails, that affects the next layer up or the next layer down. What makes it even more difficult is that the bookkeeping of all these layers has been imperfect at times and certainly obscure.” Banks stopped lending money easily and demanded higher collateral, bringing on a “credit crunch.” Mortgage holders, businesses and investors around the world were affected by financial innovation gone wrong.

How does the housing/credit/financial complexity bubble compare with past market bubbles?

Many bubbles in the past have been driven by transforming technologies that have fired the imagination of investors. Electric power, railroads, airlines, and radio and television manufacturing companies have transformed the United States, but many of the early investors in these “booms” fared poorly. They invested in fads and companies that weren’t well capitalized and had no staying power. The most recent example of a technology bubble was the Internet-inspired market excess that began in 2000 and ended in mid-2002, during which Standard & Poor’s 500 Composite Index fell 49.1%. AMCAP mostly avoided the Internet boom and bust because “we didn’t invest in many Internet companies at the time,” says Mike Shanahan, vice chairman of the fund. “We avoided most companies in the Internet area because of their weak fundamentals. Many of these companies had strong volume growth — one of the things we look for — but they didn’t meet our earnings goals.”

The current bubble differs from these previous bubbles in that it was built on financial innovation instead of technological innovation, says Mike. “We went from a system where banks held mortgages on their books to one in which banks originate mortgages and then securitize and distribute them. For hundreds of years, the secret of good lending has been to know the borrower. In today’s world, often the lenders no longer know any details about who the borrowers really are.”

[Begin Photo Caption]
[photo of Ross Sappenfield]
Ross Sappenfield
[End Photo Caption]

[Begin Photo Caption]
[photo of Tim Armour]
Tim Armour
[End Photo Caption]

The savings and loan crisis of the late 1980s and early 1990s also had its origins in financial innovation and lax regulation, says Mike, who calls it a “precursor to the current bubble.” In the late 1980s, the balance sheets of the savings and loan associations came under severe pressure from higher interest rates. Congress then substantially loosened S&L lending standards and let the S&Ls diversify into riskier and more profitable commercial real estate lending. At the same time, federally backed insurance at these institutions was raised from $40,000 to $100,000. Not only did this trigger a rush of money into the S&Ls, but “it also further encouraged the S&Ls to increase risk taking and invest deposits way beyond their competence,” Mike says.

What does this all mean for AMCAP shareholders?

AMCAP has not been highly exposed to some of the worst-hit sectors among the financial stocks. “We held comparatively few financial stocks,” Claudia explains. “This was due in part to our own concerns about the risk in the financial markets, but also to our discipline of looking very carefully at the fundamental growth characteristics of any potential investment. Looking forward, it is quite possible that the environment for lending and financial services in general will undergo some changes. The growth engines of the past may not necessarily be those of the future for many companies in this sector. It is our job to discern which companies will remain good growth companies, and whether their stock prices reasonably reflect the potential for future disappointments as well as future growth.”

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[Begin Sidebar]
For hundreds of years, the secret of good lending has been to know the borrower. In today’s world, often the lenders no longer know any details about who the borrowers really are.
— Michael Shanahan, vice chairman
[End Sidebar]

[Begin Sidebar]
With a longer term point of view, we feel there are some interesting investment opportunities in the financial sector but they will take a while to prove out. The question is: When is the right time and what are the right investment opportunities?
— Tim Armour, portfolio counselor
[End Sidebar]

[photo of part of the deck of a sailboat]
[photo of a woman leaning on rope]

The other aspect of this market correction is that it has not hit all industries as hard as the financial sector. In fact, when earnings for companies in the S&P 500 dropped 23.8% in the fourth quarter of 2007 from the prior year, most of that decline was due to the financials. Without them, earnings that quarter would have risen almost 14.6%. According to Claudia, 2008 is likely to be a year in which new industry growth leaders emerge, and they are unlikely to be those of the prior year.

Can AMCAP portfolio counselors and research analysts take advantage of the situation?

Though current market conditions may be challenging, declining stock prices often create buying opportunities by bringing appealing investments into attractive valuation ranges.

The banks and the major institutions involved in home loans have been crushed, Tim says. “Many have had to go out and issue equity because of the amount of bad debt these institutions must write off. With a longer term point of view, we feel there are some interesting investment opportunities in the financial sector but they will take a while to prove out. The question is: When is the right time and what are the right investment opportunities? Our research analysts always strive to identify good investment opportunities and our portfolio counselors will seek to determine the right time to invest.”

Ross Sappenfield, AMCAP portfolio counselor, says he is spending a lot of time researching “companies that have potentially good growth prospects even though they have been battered recently.”

[photo of a seagull flying over open water]

Ross says he takes a contrarian approach. “As the market and the news media stories get more and more negative, I get more and more positive. When everyone is euphoric and not worried about risk, that’s when I tend to be more pessimistic. I see the current environment as potentially creating opportunities. However, one has to be careful about stepping in too early. A big risk for a contrarian is moving too soon before either pessimism or euphoria has reached its peak.”

“This market can have a silver lining,” says Claudia. “Whenever there is negative news, there can be opportunities. When sentiment is at its worst, even the best growth companies can be affected through a decline in their valuation or their results, or both. Our perspective is to take the longer view and invest in companies that continue to have good growth opportunities, even though the near term may be hard to predict.”

Shareholders can be reassured that even though the market environment has changed, AMCAP’s approach to investing has not. “We look for quality growth companies of any size and in any industry at reasonable prices,” says Claudia. The approach is well-suited for the recent turbulent market and for the future as well.

[photo of a man on a sailboat in the ocean]

[Begin Sidebar]
A wealth of experience

AMCAP Fund’s four portfolio counselors bring together 119 years of investment experience to managing your investment. Here are the specific years of experience for these primary decision-makers for the fund:

Years of
investment
Portfolio counselor	experience

R. Michael Shanahan	43
Claudia P. Huntington	35
Timothy D. Armour	25
C. Ross Sappenfield	16

Years of experience as of May 1, 2008.
[End Sidebar]

Summary investment portfolio, February 29, 2008

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Industry sector diversification	Percent of net assets

Information technology	18.19%
Consumer discretionary	16.81
Health care	14.10
Financials	10.87
Consumer staples	7.88
Other industries	17.74
Short-term securities & other assets less liabilities	14.41
[end pie chart]

Common stocks - 85.59%	Shares	Market value (000)	Percent of net assets

Information technology - 18.19%
Cisco Systems, Inc. (1)	24,704,300	$602,044	2.44%
Microsoft Corp.	20,895,000	568,762	2.31
Yahoo! Inc. (1)	14,175,000	393,781	1.60
Oracle Corp. (1)	20,221,659	380,167	1.54
Intel Corp.	18,267,000	364,427	1.48
SAP AG (2)	5,801,892	276,437	1.12
Texas Instruments Inc.	7,250,000	217,210	.88
Google Inc., Class A (1)	380,800	179,425	.73
Other securities		1,502,569	6.09
		4,484,822	18.19

Consumer discretionary - 16.81%
Lowe's Companies, Inc.	24,189,700	579,827	2.35
Target Corp.	8,316,000	437,505	1.77
Best Buy Co., Inc.	9,200,000	395,692	1.60
Carnival Corp., units	8,525,200	335,467	1.36
Johnson Controls, Inc.	8,570,000	281,610	1.14
YUM! Brands, Inc.	7,476,000	257,548	1.04
O'Reilly Automotive, Inc. (1) (3)	6,794,800	183,188	.74
Time Warner Inc.	11,681,500	182,348	.74
Kohl's Corp. (1)	4,025,000	178,871	.73
Other securities		1,314,164	5.34
		4,146,220	16.81

Health care - 14.10%
UnitedHealth Group Inc.	12,680,000	589,366	2.39
WellPoint, Inc. (1)	6,950,000	487,056	1.97
Medtronic, Inc.	5,200,000	256,672	1.04
Roche Holding AG (2)	1,262,000	247,763	1.00
Amgen Inc. (1)	4,370,000	198,922	.81
St. Jude Medical, Inc. (1)	4,005,000	172,135	.70
Varian Medical Systems, Inc. (1)	3,100,000	162,595	.66
Other securities		1,363,465	5.53
		3,477,974	14.10

Financials - 10.87%
American International Group, Inc.	10,750,000	503,745	2.04
Wachovia Corp.	12,404,909	379,838	1.54
Citigroup Inc.	14,640,000	347,115	1.41
Fannie Mae	10,605,000	293,228	1.19
Capital One Financial Corp.	6,151,200	283,140	1.15
Hudson City Bancorp, Inc.	12,700,000	201,549	.82
Wells Fargo & Co.	6,440,000	188,241	.76
Freddie Mac	6,050,000	152,339	.62
Other securities		331,188	1.34
		2,680,383	10.87

Consumer staples - 7.88%
Walgreen Co.	13,375,800	488,350	1.98
PepsiCo, Inc.	5,000,000	347,800	1.41
L'Oréal SA (2)	1,850,000	219,347	.89
Avon Products, Inc.	5,045,000	192,013	.78
Altria Group, Inc.	2,500,000	182,850	.74
Other securities		512,401	2.08
		1,942,761	7.88

Energy - 6.76%
Schlumberger Ltd.	4,990,000	431,386	1.75
EOG Resources, Inc.	2,122,900	252,604	1.02
Newfield Exploration Co. (1)	3,795,000	210,167	.85
Murphy Oil Corp.	2,200,000	176,836	.72
Other securities		596,470	2.42
		1,667,463	6.76

Industrials - 5.31%
Precision Castparts Corp.	3,440,000	379,742	1.54
United Parcel Service, Inc., Class B	3,200,000	224,768	.91
General Electric Co.	6,400,000	212,096	.86
Robert Half International Inc.	6,800,000	183,260	.74
Other securities		310,162	1.26
		1,310,028	5.31

Telecommunication services - 1.43%
Other securities		353,830	1.43

Other - 0.52%
Other securities		128,558	.52

MISCELLANEOUS - 3.72%
Other common stocks in initial period of acquisition		917,037	3.72

Total common stocks (cost: $18,696,646,000)		21,109,076	85.59

Short-term securities - 14.24%

Federal Home Loan Bank 2.52%-4.285% due 3/13-8/27/2008	$576,452	574,284	2.33
Freddie Mac 2.50%-4.23% due 3/3-9/10/2008	308,700	307,635	1.25
Wells Fargo & Co. 2.97%-3.17% due 3/13-3/18/2008	247,500	247,154	1.00
General Electric Capital Corp. 3.00%-4.37% due 4/24-5/8/2008	160,000	159,138
General Electric Co. 4.51% due 3/26/2008	35,000	34,918
Edison Asset Securitization LLC 4.49% due 3/14/2008 (4)	25,000	24,955	.89
Procter & Gamble International Funding S.C.A. 2.85%-4.22% due 3/7-3/17/2008 (4)	192,000	191,774	.78
Coca-Cola Co. 2.67%-2.93% due 4/10-5/16/2008 (4)	183,400	182,564	.74
United Parcel Service Inc. 4.17%-4.40% due 3/3-3/31/2008 (4)	144,800	144,608	.59
Variable Funding Capital Corp. 3.90%-4.25% due 3/4-3/14/2008 (4)	132,300	132,151	.54
Lowe's Cos. Inc. 2.80%-2.85% due 3/5-3/24/2008	119,300	119,180	.48
Fannie Mae 4.05%-4.27% due 3/12-5/28/2008	75,500	75,127	.30
Other securities		1,317,323	5.34
		3,510,811	14.24

Total short-term securities (cost: $3,509,844,000)		3,510,811	14.24

Total investment securities (cost: $22,206,490,000)		24,619,887	99.83
Other assets less liabilities		42,923	.17

Net assets		$24,662,810	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.
The fund's affiliated holdings listed below are either shown in the preceding summary investment portfolio or included in the market value of "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended February 29, 2008, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Market value of affiliates at 2/29/2008 (000)
O'Reilly Automotive, Inc. (1) (5)	2,140,000	4,654,800	-	6,794,800	$-	$183,188
Williams-Sonoma, Inc.	6,000,000	-	-	6,000,000	2,760	140,160
Tractor Supply Co. (1)	2,525,000	-	-	2,525,000	-	94,536
Medicis Pharmaceutical Corp., Class A	3,625,000	-	-	3,625,000	435	74,349
P.F. Chang's China Bistro, Inc. (1)	1,650,000	-	-	1,650,000	-	47,074
Talbots, Inc. (5)	2,413,225	644,500	-	3,057,725	1,590	25,012
Mine Safety Appliances Co. (6)	1,942,750	-	1,061,700	881,050	1,242	-
					$6,027	$564,319

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $983,529,000.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,470,205,000, which represented 5.96% of the net assets of the fund.

(5) This security was in its initial period of acquisition at 2/28/2007 and was not publicly disclosed.
(6) Unaffiliated issuer at 2/29/2008.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at February 29, 2008	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $21,424,297)	$24,055,568
Affiliated issuers (cost: $782,193)	564,319	$24,619,887
Cash		161
Receivables for:
Sales of investments	40,948
Sales of fund's shares	39,454
Dividends and interest	33,937	114,339
		24,734,387
Liabilities:
Payables for:
Purchases of investments	17,946
Repurchases of fund's shares	26,524
Investment advisory services	5,734
Services provided by affiliates	18,675
Directors' deferred compensation	2,267
Other	431	71,577
Net assets at February 29, 2008		$24,662,810

Net assets consist of:
Capital paid in on shares of capital stock		$21,313,739
Distributions in excess of net investment income		(2,267)
Undistributed net realized gain		937,841
Net unrealized appreciation		2,413,497
Net assets at February 29, 2008		$24,662,810

Total authorized capital stock - 2,000,000 shares, $1.00 par value (1,347,841 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$16,387,568	890,290	$18.41
Class B	1,030,719	58,056	17.75
Class C	1,518,902	86,165	17.63
Class F	2,492,460	136,107	18.31
Class 529-A	466,893	25,428	18.36
Class 529-B	83,586	4,694	17.81
Class 529-C	143,631	8,062	17.82
Class 529-E	26,594	1,462	18.20
Class 529-F	18,502	1,008	18.36
Class R-1	40,355	2,248	17.95
Class R-2	414,968	23,134	17.94
Class R-3	723,842	39,749	18.21
Class R-4	528,100	28,805	18.33
Class R-5	786,690	42,633	18.45
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $19.53 and $19.48, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended February 29, 2008	(dollars in thousands)

Investment income:
Income:

Dividends (net of non-U.S. taxes of $1,968; also includes $6,027 from affiliates)	$285,951
Interest	216,007	$501,958

Fees and expenses*:
Investment advisory services	85,798
Distribution services	90,510
Transfer agent services	21,654
Administrative services	12,436
Reports to shareholders	818
Registration statement and prospectus	1,069
Postage, stationery and supplies	2,528
Directors' compensation	513
Auditing and legal	187
Custodian	355
State and local taxes	272
Other	114
Total fees and expenses before reimbursements/waivers	216,254
Less reimbursements/waivers of fees and expenses:
Investment advisory services	8,580
Administrative services	135
Total fees and expenses after reimbursements/waivers		207,539
Net investment income		294,419

Net realized gain and unrealized depreciation on investments and currency:
Net realized gain on:
Investments (including $7,144 net gain from affiliates)	2,289,028
Currency transactions	558	2,289,586
Net unrealized (depreciation) appreciation on:
Investments	(3,427,494)
Currency translations	76	(3,427,418)
Net realized gain and unrealized depreciation on investments and currency		(1,137,832)
Net decrease in net assets resulting from operations		$(843,413)

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended February 29, 2008	Year ended February 28, 2007
Operations:
Net investment income	$294,419	$189,175
Net realized gain on investments and currency transactions	2,289,586	706,008
Net unrealized (depreciation) appreciation on investments and currency translations	(3,427,418)	969,475
Net (decrease) increase in net assets resulting from operations	(843,413)	1,864,658

Dividends and distributions paid to shareholders:
Dividends from net investment income and currency gain	(272,105)	(161,301)
Distributions from net realized gain on investments	(1,437,511)	(713,424)
Total dividends and distributions paid to shareholders	(1,709,616)	(874,725)

Net capital share transactions	1,562,312	1,323,416

Total (decrease) increase in net assets	(990,717)	2,313,349

Net assets:
Beginning of year	25,653,527	23,340,178
End of year (including distributions in excess of and undistributed net investment income: $(2,267) and $46,727, respectively)	$24,662,810	$25,653,527

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company.  The fund seeks long-term growth of capital by investing primarily in U.S. companies with a record of above-average growth.

The fund offers 14 share classes consisting of four retail share classes, five 529 college savings plan share classes and five retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.  Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the fund.

As of and during the period ended February 29, 2008, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended February 29, 2008, the fund reclassified $557,000 from undistributed net realized gains to undistributed net investment income; and reclassified $71,865,000 from undistributed net investment income and $31,181,000 from undistributed net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of February 29, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed long-term capital gain	$937,922
Gross unrealized appreciation on investment securities	4,202,172
Gross unrealized depreciation on investment securities	(1,788,856)
Net unrealized appreciation on investment securities	2,413,316
Cost of investment securities	22,206,571

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended February 29, 2008			Year ended February 28, 2007
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$202,493	$949,313	$1,151,806	$138,143	$474,443	$612,586
Class B	3,095	63,326	66,421	665	33,768	34,433
Class C	3,933	93,635	97,568	945	48,247	49,192
Class F	31,829	147,270	179,099	19,657	66,410	86,067
Class 529-A	5,167	25,950	31,117	3,126	11,205	14,331
Class 529-B	164	4,950	5,114	44	2,354	2,398
Class 529-C	337	8,394	8,731	67	3,667	3,734
Class 529-E	209	1,508	1,717	109	663	772
Class 529-F	237	968	1,205	120	341	461
Class R-1	118	2,486	2,604	21	1,177	1,198
Class R-2	1,108	24,659	25,767	215	11,654	11,869
Class R-3	5,891	42,508	48,399	3,213	20,676	23,889
Class R-4	6,712	32,121	38,833	3,285	12,219	15,504
Class R-5	10,812	40,423	51,235	5,167	13,124	18,291
Total	$272,105	$1,437,511	$1,709,616	$174,777	$699,948	$874,725

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, SM Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.485% on the first $1 billion of daily net assets and decreasing to 0.290% on such assets in excess of $27 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended February 29, 2008, total investment advisory services fees waived by CRMC were $8,580,000. As a result, the fee shown on the accompanying financial statements of $85,798,000, which was equivalent to an annualized rate of 0.318%, was reduced to $77,218,000, or 0.286% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of February 29, 2008, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services – The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended February 29, 2008, the total administrative services fees paid by CRMC were $135,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended February 29, 2008, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$41,932	$20,350	Not applicable	Not applicable	Not applicable
Class B	11,764	1,304	Not applicable	Not applicable	Not applicable
Class C	17,127	Included in administrative services	$2,376	$348	Not applicable
Class F	6,840		2,494	237	Not applicable
Class 529-A	982		495	73	$ 480
Class 529-B	901		93	26	90
Class 529-C	1,507		156	38	151
Class 529-E	139		29	4	27
Class 529-F	-		17	3	17
Class R-1	446		52	21	Not applicable
Class R-2	3,418		661	1,396	Not applicable
Class R-3	3,970		1,126	494	Not applicable
Class R-4	1,484		858	27	Not applicable
Class R-5	Not applicable		634	13	Not applicable
Total	$90,510	$21,654	$8,991	$2,680	$765

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $513,000, shown on the accompanying financial statements, includes $484,000 in current fees (either paid in cash or deferred) and a net increase of $29,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):
Share class	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended February 29, 2008
Class A	$2,271,915	108,920	$1,097,298	54,393	$(2,652,045)	(127,586)	$717,168	35,727
Class B	76,097	3,786	63,681	3,269	(167,642)	(8,385)	(27,864)	(1,330)
Class C	233,670	11,684	92,706	4,794	(316,185)	(15,938)	10,191	540
Class F	746,451	35,893	159,739	7,959	(653,098)	(31,831)	253,092	12,021
Class 529-A	93,127	4,490	31,113	1,547	(39,989)	(1,929)	84,251	4,108
Class 529-B	9,313	463	5,114	262	(6,528)	(326)	7,899	399
Class 529-C	30,758	1,525	8,731	447	(16,784)	(836)	22,705	1,136
Class 529-E	5,191	252	1,717	87	(2,552)	(124)	4,356	215
Class 529-F	7,865	377	1,205	60	(1,936)	(93)	7,134	344
Class R-1	16,032	781	2,590	131	(17,338)	(853)	1,284	59
Class R-2	138,404	6,820	25,729	1,307	(133,315)	(6,573)	30,818	1,554
Class R-3	252,587	12,248	48,224	2,415	(249,306)	(12,102)	51,505	2,561
Class R-4	167,376	8,027	38,823	1,932	(175,334)	(8,573)	30,865	1,386
Class R-5	459,146	21,732	50,913	2,523	(141,151)	(6,860)	368,908	17,395
Total net increase
(decrease)	$4,507,932	216,998	$1,627,583	81,126	$(4,573,203)	(222,009)	$1,562,312	76,115

Year ended February 28, 2007
Class A	$2,452,797	124,436	$584,816	29,600	$(2,466,827)	(125,268)	$570,786	28,768
Class B	106,571	5,614	33,035	1,734	(160,492)	(8,454)	(20,886)	(1,106)
Class C	271,113	14,343	46,681	2,465	(320,656)	(17,014)	(2,862)	(206)
Class F	757,923	38,524	77,095	3,918	(553,473)	(28,268)	281,545	14,174
Class 529-A	93,121	4,721	14,329	726	(30,939)	(1,573)	76,511	3,874
Class 529-B	11,842	620	2,398	126	(6,334)	(332)	7,906	414
Class 529-C	31,635	1,651	3,733	194	(13,915)	(729)	21,453	1,116
Class 529-E	5,470	280	772	39	(2,230)	(114)	4,012	205
Class 529-F	4,701	239	459	23	(1,812)	(92)	3,348	170
Class R-1	18,747	973	1,192	62	(12,866)	(667)	7,073	368
Class R-2	142,090	7,398	11,863	615	(100,614)	(5,226)	53,339	2,787
Class R-3	243,454	12,483	23,865	1,221	(212,286)	(10,855)	55,033	2,849
Class R-4	261,251	13,135	15,462	786	(146,292)	(7,369)	130,421	6,552
Class R-5	207,095	10,475	18,095	912	(89,453)	(4,511)	135,737	6,876
Total net increase
(decrease)	$4,607,810	234,892	$833,795	42,421	$(4,118,189)	(210,472)	$1,323,416	66,841

* Includes exchanges between share classes of the fund.

5. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,876,994,000 and $6,548,961,000, respectively, during the year ended February 29, 2008.

Financial highlights

		(Loss) income from investment operations (1)				Dividends and distributions
	Net asset value, beginning of year	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)		Distributions (from capital gains)	Total dividends and distributions		Net asset value, end of year	Total return (2) (3)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimbursements /waivers	Ratio of expenses to average net assets after reimbursements /waivers (3)	Ratio of net income (loss) to average net assets (3)
Class A:
Year ended 2/29/2008	$20.29	$.25		$(.77)	$(.52)	$(.24)		$(1.12)	$(1.36)		$18.41	(3.14)%	$16,387	.68%	.65%	1.21%
Year ended 2/28/2007	19.48	.18		1.37	1.55	(.16)		(.58)	(.74)		20.29	8.07	17,341	.68	.65	.91
Year ended 2/28/2006	18.02	.12		1.82	1.94	(.09)		(.39)	(.48)		19.48	10.87	16,091	.68	.65	.66
Year ended 2/28/2005	17.50	.06		.63	.69	(.04)		(.13)	(.17)		18.02	3.94	13,350	.69	.68	.36
Year ended 2/29/2004	12.78	.02		4.70	4.72	-	(4)	-	-	(4)	17.50	36.96	11,086	.73	.73	.11
Class B:
Year ended 2/29/2008	19.59	.09		(.76)	(.67)	(.05)		(1.12)	(1.17)		17.75	(3.92)	1,031	1.45	1.42	.44
Year ended 2/28/2007	18.83	.02		1.32	1.34	-		(.58)	(.58)		19.59	7.23	1,163	1.46	1.42	.13
Year ended 2/28/2006	17.48	(.02)		1.76	1.74	-		(.39)	(.39)		18.83	10.04	1,139	1.47	1.44	(.13)
Year ended 2/28/2005	17.07	(.07)		.61	.54	-		(.13)	(.13)		17.48	3.13	984	1.48	1.47	(.41)
Year ended 2/29/2004	12.56	(.10)		4.61	4.51	-		-	-		17.07	35.91	740	1.50	1.50	(.66)
Class C:
Year ended 2/29/2008	19.46	.08		(.74)	(.66)	(.05)		(1.12)	(1.17)		17.63	(3.93)	1,519	1.50	1.47	.39
Year ended 2/28/2007	18.72	.01		1.31	1.32	-		(.58)	(.58)		19.46	7.16	1,667	1.51	1.48	.07
Year ended 2/28/2006	17.39	(.03)		1.75	1.72	-		(.39)	(.39)		18.72	9.98	1,607	1.52	1.49	(.18)
Year ended 2/28/2005	16.99	(.08)		.61	.53	-		(.13)	(.13)		17.39	3.09	1,262	1.54	1.53	(.47)
Year ended 2/29/2004	12.51	(.11)		4.59	4.48	-		-	-		16.99	35.81	849	1.56	1.56	(.73)
Class F:
Year ended 2/29/2008	20.20	.25		(.78)	(.53)	(.24)		(1.12)	(1.36)		18.31	(3.19)	2,492	.68	.65	1.20
Year ended 2/28/2007	19.40	.18		1.36	1.54	(.16)		(.58)	(.74)		20.20	8.06	2,506	.68	.65	.90
Year ended 2/28/2006	17.94	.12		1.82	1.94	(.09)		(.39)	(.48)		19.40	10.90	2,132	.71	.68	.63
Year ended 2/28/2005	17.41	.06		.62	.68	(.02)		(.13)	(.15)		17.94	3.88	1,513	.76	.75	.31
Year ended 2/29/2004	12.73	.01		4.67	4.68	-	(4)	-	-	(4)	17.41	36.81	978	.78	.78	.05
Class 529-A:
Year ended 2/29/2008	20.25	.23		(.78)	(.55)	(.22)		(1.12)	(1.34)		18.36	(3.26)	467	.76	.73	1.12
Year ended 2/28/2007	19.45	.17		1.36	1.53	(.15)		(.58)	(.73)		20.25	7.99	432	.74	.71	.84
Year ended 2/28/2006	17.99	.11		1.82	1.93	(.08)		(.39)	(.47)		19.45	10.85	339	.75	.72	.60
Year ended 2/28/2005	17.46	.06		.62	.68	(.02)		(.13)	(.15)		17.99	3.86	224	.77	.76	.31
Year ended 2/29/2004	12.76	.01		4.70	4.71	(.01)		-	(.01)		17.46	36.90	128	.77	.77	.06
Class 529-B:
Year ended 2/29/2008	19.65	.06		(.74)	(.68)	(.04)		(1.12)	(1.16)		17.81	(3.99)	84	1.57	1.54	.31
Year ended 2/28/2007	18.91	-	(4)	1.32	1.32	-		(.58)	(.58)		19.65	7.09	84	1.57	1.54	.01
Year ended 2/28/2006	17.58	(.05)		1.77	1.72	-		(.39)	(.39)		18.91	9.87	73	1.61	1.58	(.27)
Year ended 2/28/2005	17.20	(.10)		.61	.51	-		(.13)	(.13)		17.58	2.94	56	1.66	1.65	(.59)
Year ended 2/29/2004	12.68	(.13)		4.65	4.52	-		-	-		17.20	35.65	37	1.68	1.68	(.85)
Class 529-C:
Year ended 2/29/2008	19.67	.06		(.74)	(.68)	(.05)		(1.12)	(1.17)		17.82	(4.00)	144	1.57	1.54	.31
Year ended 2/28/2007	18.93	-	(4)	1.32	1.32	-		(.58)	(.58)		19.67	7.08	136	1.56	1.53	.02
Year ended 2/28/2006	17.59	(.05)		1.78	1.73	-		(.39)	(.39)		18.93	9.92	110	1.59	1.56	(.25)
Year ended 2/28/2005	17.21	(.10)		.61	.51	-		(.13)	(.13)		17.59	2.93	76	1.65	1.64	(.58)
Year ended 2/29/2004	12.68	(.13)		4.66	4.53	-		-	-		17.21	35.72	46	1.67	1.67	(.84)
Class 529-E:
Year ended 2/29/2008	20.07	.17		(.76)	(.59)	(.16)		(1.12)	(1.28)		18.20	(3.50)	27	1.06	1.03	.82
Year ended 2/28/2007	19.28	.10		1.35	1.45	(.08)		(.58)	(.66)		20.07	7.66	25	1.05	1.02	.54
Year ended 2/28/2006	17.85	.05		1.80	1.85	(.03)		(.39)	(.42)		19.28	10.46	20	1.08	1.05	.27
Year ended 2/28/2005	17.37	(.01)		.62	.61	-		(.13)	(.13)		17.85	3.48	14	1.13	1.12	(.05)
Year ended 2/29/2004	12.73	(.05)		4.69	4.64	-		-	-		17.37	36.45	8	1.14	1.14	(.31)

Class 529-F:
Year ended 2/29/2008	$20.26	$.27		$(.77)	$(.50)	$(.28)		$(1.12)	$(1.40)		$18.36	(3.07%)	$18	.56%	.53%	1.30%
Year ended 2/28/2007	19.46	.20		1.37	1.57	(.19)		(.58)	(.77)		20.26	8.20	14	.55	.52	1.04
Year ended 2/28/2006	17.99	.14		1.82	1.96	(.10)		(.39)	(.49)		19.46	10.99	10	.62	.59	.73
Year ended 2/28/2005	17.46	.04		.62	.66	-		(.13)	(.13)		17.99	3.75	6	.88	.87	.20
Year ended 2/29/2004	12.78	(.01)		4.69	4.68	-	(4)	-	-	(4)	17.46	36.66	3	.89	.89	(.07)
Class R-1:
Year ended 2/29/2008	19.80	.08		(.76)	(.68)	(.05)		(1.12)	(1.17)		17.95	(3.93)	40	1.50	1.47	.39
Year ended 2/28/2007	19.04	.02		1.32	1.34	-		(.58)	(.58)		19.80	7.14	43	1.50	1.47	.09
Year ended 2/28/2006	17.69	(.03)		1.77	1.74	-		(.39)	(.39)		19.04	9.92	35	1.55	1.51	(.19)
Year ended 2/28/2005	17.28	(.08)		.62	.54	-		(.13)	(.13)		17.69	3.09	23	1.57	1.54	(.47)
Year ended 2/29/2004	12.73	(.12)		4.68	4.56	(.01)		-	(.01)		17.28	35.81	12	1.60	1.57	(.75)
Class R-2:
Year ended 2/29/2008	19.79	.08		(.76)	(.68)	(.05)		(1.12)	(1.17)		17.94	(3.95)	415	1.53	1.47	.38
Year ended 2/28/2007	19.03	.02		1.32	1.34	-		(.58)	(.58)		19.79	7.15	427	1.59	1.46	.09
Year ended 2/28/2006	17.66	(.03)		1.79	1.76	-		(.39)	(.39)		19.03	10.05	358	1.66	1.48	(.17)
Year ended 2/28/2005	17.26	(.07)		.60	.53	-		(.13)	(.13)		17.66	3.04	245	1.73	1.51	(.43)
Year ended 2/29/2004	12.71	(.11)		4.66	4.55	-	(4)	-	-	(4)	17.26	35.80	130	1.91	1.53	(.70)
Class R-3:
Year ended 2/29/2008	20.08	.18		(.78)	(.60)	(.15)		(1.12)	(1.27)		18.21	(3.51)	724	1.04	1.01	.85
Year ended 2/28/2007	19.28	.11		1.35	1.46	(.08)		(.58)	(.66)		20.08	7.68	747	1.04	1.01	.55
Year ended 2/28/2006	17.86	.05		1.80	1.85	(.04)		(.39)	(.43)		19.28	10.45	662	1.06	1.02	.29
Year ended 2/28/2005	17.37	-	(4)	.62	.62	-		(.13)	(.13)		17.86	3.54	421	1.08	1.07	.01
Year ended 2/29/2004	12.75	(.05)		4.67	4.62	-	(4)	-	-	(4)	17.37	36.27	189	1.16	1.15	(.32)
Class R-4:
Year ended 2/29/2008	20.22	.24		(.78)	(.54)	(.23)		(1.12)	(1.35)		18.33	(3.22)	528	.73	.70	1.16
Year ended 2/28/2007	19.42	.17		1.35	1.52	(.14)		(.58)	(.72)		20.22	7.97	555	.73	.70	.85
Year ended 2/28/2006	17.99	.11		1.81	1.92	(.10)		(.39)	(.49)		19.42	10.79	405	.75	.71	.61
Year ended 2/28/2005	17.45	.06		.62	.68	(.01)		(.13)	(.14)		17.99	3.85	168	.76	.75	.35
Year ended 2/29/2004	12.76	.01		4.69	4.70	(.01)		-	(.01)		17.45	36.84	60	.78	.78	.05
Class R-5:
Year ended 2/29/2008	20.35	.30		(.77)	(.47)	(.31)		(1.12)	(1.43)		18.45	(2.93)	787	.43	.40	1.43
Year ended 2/28/2007	19.55	.23		1.36	1.59	(.21)		(.58)	(.79)		20.35	8.29	514	.43	.40	1.15
Year ended 2/28/2006	18.07	.17		1.83	2.00	(.13)		(.39)	(.52)		19.55	11.19	359	.44	.41	.90
Year ended 2/28/2005	17.54	.11		.63	.74	(.08)		(.13)	(.21)		18.07	4.20	274	.45	.44	.62
Year ended 2/29/2004	12.78	.06		4.71	4.77	(.01)		-	(.01)		17.54	37.32	127	.47	.47	.37

	Year ended February 28 or 29
	2008	2007	2006	2005	2004

Portfolio turnover rate for all classes of shares	29%	20%	20%	16%	17%

(1) Based on average shares outstanding.
(2) Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3) This column reflects the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the years shown, CRMC reduced fees for investment advisory services. In addition, during some of the years shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.
(4) Amount less than $.01.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of AMCAP Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of AMCAP Fund, Inc. (the “Fund”), as of February 29, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
April 8, 2008

Expense example
unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2007, through February 29, 2008).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts  (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 9/1/2007	Ending account value 2/29/2008	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$905.46	$3.09	.65%
Class A -- assumed 5% return	1,000.00	1,021.69	3.28	.65
Class B -- actual return	1,000.00	901.81	6.73	1.42
Class B -- assumed 5% return	1,000.00	1,017.85	7.14	1.42
Class C -- actual return	1,000.00	901.88	6.92	1.46
Class C -- assumed 5% return	1,000.00	1,017.65	7.34	1.46
Class F -- actual return	1,000.00	905.14	3.09	.65
Class F -- assumed 5% return	1,000.00	1,021.69	3.28	.65
Class 529-A -- actual return	1,000.00	905.09	3.47	.73
Class 529-A -- assumed 5% return	1,000.00	1,021.29	3.68	.73
Class 529-B -- actual return	1,000.00	901.45	7.25	1.53
Class 529-B -- assumed 5% return	1,000.00	1,017.30	7.70	1.53
Class 529-C -- actual return	1,000.00	901.80	7.25	1.53
Class 529-C -- assumed 5% return	1,000.00	1,017.30	7.70	1.53
Class 529-E -- actual return	1,000.00	903.98	4.84	1.02
Class 529-E -- assumed 5% return	1,000.00	1,019.85	5.14	1.02
Class 529-F -- actual return	1,000.00	905.83	2.47	.52
Class 529-F -- assumed 5% return	1,000.00	1,022.34	2.62	.52
Class R-1 -- actual return	1,000.00	901.93	6.88	1.45
Class R-1 -- assumed 5% return	1,000.00	1,017.70	7.29	1.45
Class R-2 -- actual return	1,000.00	901.65	7.02	1.48
Class R-2 -- assumed 5% return	1,000.00	1,017.55	7.44	1.48
Class R-3 -- actual return	1,000.00	903.93	4.75	1.00
Class R-3 -- assumed 5% return	1,000.00	1,019.95	5.04	1.00
Class R-4 -- actual return	1,000.00	904.84	3.32	.70
Class R-4 -- assumed 5% return	1,000.00	1,021.44	3.53	.70
Class R-5 -- actual return	1,000.00	906.43	1.90	.40
Class R-5 -- assumed 5% return	1,000.00	1,022.94	2.02	.40

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).

Tax information
                                                                                                                           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended February 29, 2008:

Long-term capital gains	$1,437,511,000
Qualified dividend income	100%
Corporate dividends received deduction	$281,744,000
U.S. government income that may be exempt from state taxation	$11,941,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their tax advisers.

Board of directors and other officers

“Independent” directors
	Year first
	elected
	a director
Name and age	of the fund[1]	Principal occupation(s) during past five years

H. Frederick Christie, 74	1998	Private investor; former President and CEO,
Chairman of the Board		The Mission Group (non-utility holding company,
(Independent and Non-Executive)		subsidiary of Southern California Edison Company)

Mary Anne Dolan, 61	1998	Founder and President, M.A.D., Inc. (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner

Martin Fenton, 72	1990	Chairman of the Board, Senior Resource Group LLC (development and management of senior living communities)

William D. Jones, 52	2006	President and CEO, CityLink Investment Corporation (real estate development and management)

Mary Myers Kauppila, 54	1998	Private investor; Chairman of the Board and CEO, Ladera Management Company (venture capital and agriculture); former owner and President, Energy Investment, Inc.

William H. Kling, 66	2006	President and CEO, American Public Media Group

Bailey Morris-Eck, 63	1999
Director and Programming Chair, WYPR Baltimore/ Washington (public radio station); Senior Adviser, Financial News (London); Senior Fellow, Institute for International Economics; former Senior Associate and head of the Global Policy Initiative, Reuters Foundation

Kirk P. Pendleton, 68	1986	Chairman of the Board and CEO, Cairnwood, Inc. (venture capital investment)

Olin C. Robison, Ph.D., 71	1998
Fellow, The Oxford Centre for the Study of Christianity and Culture; Director, The Oxford Project on Religion and Public Policy; President Emeritus of the Salzburg Seminar; President Emeritus, Middlebury College

Stephen B. Sample, Ph.D., 67	1999	President, University of Southern California

“Independent” directors

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	director	Other directorships[3] held by director

H. Frederick Christie, 74	21	AECOM Technology Corporation;
Chairman of the Board		Ducommun Incorporated;
(Independent and Non-Executive)		IHOP Corporation; Southwest Water Company

Mary Anne Dolan, 61	5	None

Martin Fenton, 72	18	None

William D. Jones, 52	2	Sempra Energy; Southwest Water Company

Mary Myers Kauppila, 54	6	None

William H. Kling, 66	7	Irwin Financial Corporation

Bailey Morris-Eck, 63	3	None

Kirk P. Pendleton, 68	7	None

Olin C. Robison, Ph.D., 71	3	American Shared Hospital Services

Stephen B. Sample, Ph.D., 67	2	Intermec, Inc.; William Wrigley Jr. Company

“Interested” directors[4]

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the principal
position with fund	the fund[1]	underwriter of the fund

R. Michael Shanahan, 69	1986	Director and Chairman Emeritus, Capital Research
Vice Chairman of the Board
and Management Company; Director, American Funds Distributors, Inc.;[5] Chairman of the Executive Committee, The Capital Group Companies, Inc.;[5] Chairman of the Board, Capital Management Services, Inc.;[5] Director, Capital Strategy Research, Inc.[5]

Claudia P. Huntington, 56	1992–1994	Senior Vice President — Capital Research Global
President	1996	Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

“Interested” directors[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with fund	director	Other directorships[3] held by director

R. Michael Shanahan, 69	2	None
Vice Chairman of the Board

Claudia P. Huntington, 56	1	None
President

The statement of additional information includes additional information about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]Directors and officers of the fund serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

[5]Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected	Principal occupation(s) during past five years and
Name, age and	an officer	positions held with affiliated entities
position with fund	of the fund[1]	or the principal underwriter of the fund

Timothy D. Armour, 47	1996	President and Director, Capital Research and
Senior Vice President		Management Company; Senior Vice President — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[5]

Paul F. Roye, 54	2007	Senior Vice President — Fund Business
Senior Vice President		Management Group, Capital Research and Management Company; Director, American Funds Service Company;[5] former Director of Investment Management, United States Securities and Exchange Commission

Barry S. Crosthwaite, 49	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

C. Ross Sappenfield, 42	1999	Senior Vice President — Capital Research Global Investors, Capital Research Company[5]

James Terrile, 42	2006	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company[5]

Vincent P. Corti, 51	1998	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 40	2006	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 33	2007	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Jeffrey P. Regal, 36	2003	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Chairman Emeritus
James D. Fullerton, 91		Retired; former Chairman of the Board, The Capital Group Companies, Inc.[5]

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete February 29, 2008, portfolio of AMCAP Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

AMCAP Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of AMCAP Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2008, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds®]

The right choice for the long term®

What makes American Funds different?

For more than 75 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique method of portfolio management, developed 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a wealth of knowledge and experience that few organizations have.

•A commitment to low operating expenses
The American Funds provide exceptional value for shareholders, with operating expenses that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
>	AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market funds
The Cash Management Trust of America®
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds    Capital Research and Management    Capital International    Capital Guardian    Capital Bank and Trust

Lit. No. MFGEAR-902-0408P

Litho in USA AGD/AC/8051-S10029

10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Martin Fenton, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$67,000
2008	$72,000

b) Audit-Related Fees:
2007	$7,000
2008	$10,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$6,000
2008	$6,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	$744,000
2008	$1,060,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$12,000
2008	$3,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2007	None
2008	None
The other fees consist of consulting services related to the Registrant’s compliance program.

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,030,000 for fiscal year 2007 and $1,405,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – American Funds®]

AMCAP Fund
Investment portfolio

February 29, 2008

Common stocks — 85.59%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 18.19%
Cisco Systems, Inc.[1]	24,704,300	$602,044
Microsoft Corp.	20,895,000	568,762
Yahoo! Inc.[1]	14,175,000	393,781
Oracle Corp.[1]	20,221,659	380,167
Intel Corp.	18,267,000	364,427
SAP AG2	5,801,892	276,437
Texas Instruments Inc.	7,250,000	217,210
Google Inc., Class A1	380,800	179,425
Hon Hai Precision Industry Co., Ltd.[2]	25,000,000	148,720
Automatic Data Processing, Inc.	3,500,000	139,825
eBay Inc.[1]	4,900,000	129,164
Logitech International SA1	4,550,000	116,389
EMC Corp.[1]	6,100,000	94,794
Apple Inc.[1]	750,000	93,765
Global Payments Inc.	2,250,000	89,257
Linear Technology Corp.	3,200,000	88,672
Maxim Integrated Products, Inc.	4,645,000	84,864
KLA-Tencor Corp.	1,985,000	83,390
Microchip Technology Inc.	2,500,000	76,950
Xilinx, Inc.	2,500,000	55,900
Applied Materials, Inc.	2,700,000	51,759
Paychex, Inc.	1,600,000	50,336
Analog Devices, Inc.	1,750,000	47,110
Dell Inc.[1]	2,300,000	45,655
QUALCOMM Inc.	1,000,000	42,370
Delta Electronics, Inc. [2]	12,075,000	34,038
Rogers Corp.[1]	667,700	21,153
Cadence Design Systems, Inc.[1]	796,400	8,458
		4,484,822

CONSUMER DISCRETIONARY — 16.81%
Lowe’s Companies, Inc.	24,189,700	579,827
Target Corp.	8,316,000	437,505
Best Buy Co., Inc.	9,200,000	395,692
Carnival Corp., units	8,525,200	335,467
Johnson Controls, Inc.	8,570,000	281,610
YUM! Brands, Inc.	7,476,000	257,548
O’Reilly Automotive, Inc.[1,3]	6,794,800	183,188
Time Warner Inc.	11,681,500	182,348
Kohl’s Corp.[1]	4,025,000	178,871
Williams-Sonoma, Inc.[3]	6,000,000	140,160
Walt Disney Co.	4,000,000	129,640
Ross Stores, Inc.	4,625,000	128,806
E. W. Scripps Co., Class A	2,600,000	108,602
Harley-Davidson, Inc.	2,896,900	107,649
Tractor Supply Co.[1,3]	2,525,000	94,536
Brinker International, Inc.	4,687,500	86,438
Gentex Corp.	5,130,000	82,696
Comcast Corp., Class A, special nonvoting stock[1]	3,750,000	72,563
Harman International Industries, Inc.	1,728,901	71,231
Apollo Group, Inc., Class A1	900,000	55,242
Timberland Co., Class A1	3,264,000	49,025
P.F. Chang’s China Bistro, Inc.[1,3]	1,650,000	47,074
MGM Mirage, Inc.[1]	678,942	41,816
Life Time Fitness, Inc.[1]	900,000	26,154
Liberty Media Holding Corp., Liberty Interactive, Series A1	1,750,000	25,130
Talbots, Inc.[3]	3,057,725	25,012
Expedia, Inc.[1]	700,000	16,051
Fossil, Inc.[1]	197,000	6,339
		4,146,220

HEALTH CARE — 14.10%
UnitedHealth Group Inc.	12,680,000	589,366
WellPoint, Inc.[1]	6,950,000	487,056
Medtronic, Inc.	5,200,000	256,672
Roche Holding AG2	1,262,000	247,763
Amgen Inc.[1]	4,370,000	198,922
St. Jude Medical, Inc.[1]	4,005,000	172,135
Varian Medical Systems, Inc.[1]	3,100,000	162,595
Forest Laboratories, Inc.[1]	3,445,000	137,008
Genentech, Inc.[1]	1,510,000	114,383
Becton, Dickinson and Co.	1,200,000	108,504
Express Scripts, Inc.[1]	1,800,000	106,380
Respironics, Inc.[1]	1,578,600	103,682
Cephalon, Inc.[1]	1,700,000	102,578
Medco Health Solutions, Inc.[1]	2,200,000	97,482
Abbott Laboratories	1,400,000	74,970
Medicis Pharmaceutical Corp., Class A3	3,625,000	74,349
Haemonetics Corp.[1]	1,190,000	69,139
McKesson Corp.	1,100,000	64,636
Beckman Coulter, Inc.	936,400	63,207
Bristol-Myers Squibb Co.	2,000,000	45,220
Schering-Plough Corp.	2,000,000	43,400
ResMed Inc[1]	828,000	33,526
Boston Scientific Corp.[1]	2,547,890	32,078
Johnson & Johnson	500,000	30,980
Henry Schein, Inc.[1]	500,000	29,910
Gilead Sciences, Inc.[1]	500,000	23,660
Mentor Corp.	282,300	8,373
		3,477,974

FINANCIALS — 10.87%
American International Group, Inc.	10,750,000	503,745
Wachovia Corp.	12,404,909	379,838
Citigroup Inc.	14,640,000	347,115
Fannie Mae	10,605,000	293,228
Capital One Financial Corp.	6,151,200	283,140
Hudson City Bancorp, Inc.	12,700,000	201,549
Wells Fargo & Co.	6,440,000	188,241
Freddie Mac	6,050,000	152,339
State Street Corp.	1,600,000	125,680
M&T Bank Corp.	1,124,230	92,277
Bank of New York Mellon Corp.	2,070,000	90,811
Arthur J. Gallagher & Co.	950,000	22,420
		2,680,383

CONSUMER STAPLES — 7.88%
Walgreen Co.	13,375,800	488,350
PepsiCo, Inc.	5,000,000	347,800
L’Oréal SA2	1,850,000	219,347
Avon Products, Inc.	5,045,000	192,013
Altria Group, Inc.	2,500,000	182,850
McCormick & Co.	4,435,000	152,786
Wm. Wrigley Jr. Co.	1,870,000	111,938
Costco Wholesale Corp.	1,600,000	99,072
Dean Foods Co.	2,500,000	53,800
Whole Foods Market, Inc.	1,200,000	42,180
Kraft Foods Inc., Class A	1,211,042	37,748
Wal-Mart Stores, Inc.	300,000	14,877
		1,942,761

ENERGY — 6.76%
Schlumberger Ltd.	4,990,000	431,386
EOG Resources, Inc.	2,122,900	252,604
Newfield Exploration Co.[1]	3,795,000	210,167
Murphy Oil Corp.	2,200,000	176,836
FMC Technologies, Inc.[1]	2,745,000	155,532
Apache Corp.	1,320,000	151,417
Smith International, Inc.	2,130,000	134,254
Devon Energy Corp.	1,270,000	130,454
ConocoPhillips	300,000	24,813
		1,667,463

INDUSTRIALS — 5.31%
Precision Castparts Corp.	3,440,000	379,742
United Parcel Service, Inc., Class B	3,200,000	224,768
General Electric Co.	6,400,000	212,096
Robert Half International Inc.	6,800,000	183,260
Avery Dennison Corp.	1,744,200	89,512
United Technologies Corp.	1,000,000	70,510
FedEx Corp.	790,000	69,623
Southwest Airlines Co.	3,685,000	45,178
Mine Safety Appliances Co.	881,050	35,339
		1,310,028

TELECOMMUNICATION SERVICES — 1.43%
Telephone and Data Systems, Inc., Special Common Shares	2,000,900	86,239
Telephone and Data Systems, Inc.	1,737,500	81,489
Sprint Nextel Corp., Series 1	17,200,000	122,292
CenturyTel, Inc.	890,000	32,209
United States Cellular Corp.[1]	501,600	31,601
		353,830

MATERIALS — 0.43%
Sealed Air Corp.	2,400,000	58,104
Potash Corp. of Saskatchewan Inc.	300,000	47,670
		105,774

UTILITIES — 0.09%
Duke Energy Corp.	1,299,000	22,784

MISCELLANEOUS — 3.72%
Other common stocks in initial period of acquisition		917,037

Total common stocks (cost: $18,696,646,000)		21,109,076

	Principal amount
Short-term securities — 14.24%	(000)

Federal Home Loan Bank 2.52%–4.285% due 3/13–8/27/2008	$576,452	574,284
Freddie Mac 2.50%–4.23% due 3/3–9/10/2008	308,700	307,635
Wells Fargo & Co. 2.97%–3.17% due 3/13–3/18/2008	247,500	247,154
General Electric Capital Corp. 3.00%–4.37% due 4/24–5/8/2008	160,000	159,138
General Electric Co. 4.51% due 3/26/2008	35,000	34,918
Edison Asset Securitization LLC 4.49% due 3/14/2008[4]	25,000	24,955
Procter & Gamble International Funding S.C.A. 2.85%–4.22% due 3/7–3/17/2008[4]	192,000	191,774
Coca-Cola Co. 2.67%–2.93% due 4/10–5/16/2008[4]	183,400	182,564
United Parcel Service Inc. 4.17%–4.40% due 3/3–3/31/2008[4]	144,800	144,608
Variable Funding Capital Corp. 3.90%–4.25% due 3/4–3/14/2008[4]	132,300	132,151
Hewlett-Packard Co. 2.82%–3.00% due 3/27–4/11/2008[4]	127,800	127,478
Lowe’s Cos. Inc. 2.80%–2.85% due 3/5–3/24/2008	119,300	119,180
John Deere Capital Corp. 3.75%–3.78% due 3/27/2008[4]	115,000	114,719
Ranger Funding Co. LLC 3.45% due 4/24/2008[4]	59,500	59,179
Bank of America Corp. 3.015% due 4/8/2008	50,000	49,833
FCAR Owner Trust II 3.33% due 3/17/2008	58,000	57,909
FCAR Owner Trust I 3.27% due 3/17/2008	50,000	49,923
Walt Disney Co. 2.73%–2.75% due 4/22–5/2/2008	94,905	94,428
Wal-Mart Stores Inc. 2.72%–3.65% due 3/4–4/22/2008[4]	88,400	88,292
U.S. Treasury Bills 2.305%–3.505% due 4/15–4/24/2008	76,700	76,463
Fannie Mae 4.05%–4.27% due 3/12–5/28/2008	75,500	75,127
Chevron Corp. 2.85% due 3/18/2008	50,000	49,929
Chevron Funding Corp. 2.85% due 3/20/2008	25,000	24,960
Park Avenue Receivables Co., LLC 3.30% due 3/28/2008[4]	50,000	49,872
Jupiter Securitization Co., LLC 4.65% due 3/20/2008[4]	25,000	24,941
Pfizer Inc 4.33% due 6/13/2008[4]	53,300	52,831
Paccar Financial Corp. 3.60%–4.17% due 3/26–4/17/2008	52,600	52,411
Private Export Funding Corp. 4.25%–4.37% due 3/6–3/26/2008[4]	51,000	50,922
Honeywell International Inc. 2.78% due 3/19/2008[4]	50,000	49,927
Colgate-Palmolive Co. 2.82% due 3/25/2008[4]	50,000	49,902
Federal Farm Credit Banks 3.31% due 8/14/2008	40,000	39,485
IBM International Group Capital LLC 2.72% due 4/21/2008[4]	34,000	33,866
AT&T Inc. 2.73% due 5/22/2008[4]	33,110	32,876
Union Bank of California, N.A. 3.86% due 4/17/2008	27,800	27,829
Johnson & Johnson 2.70%–3.60% due 3/27–4/24/2008[4]	27,400	27,293
NetJets Inc. 4.18% due 3/10/2008[4]	25,000	24,970
Harley-Davidson Funding Corp. 2.85% due 3/26/2008[4]	7,100	7,085

Total short-term securities (cost: $3,509,844,000)		$3,510,811

Total investment securities (cost: $22,206,490,000)		24,619,887
Other assets less liabilities		42,923

Net assets		$24,662,810

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous,"
 was $983,529,000.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,470,205,000, which represented 5.96% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from your financial professional and should be read carefully before investing.

MFGEFP-902-0408O-S10875

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
AMCAP Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of AMCAP Fund, Inc., (the “Fund”) as of February 29, 2008, and for the year then ended and have issued our report thereon dated April 8, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of February 29, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
April 8, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMCAP FUND, INC.

By /s/ Claudia P. Huntington
Claudia P. Huntington, President and Principal Executive Officer

Date: May 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Claudia P. Huntington
Claudia P. Huntington, President and Principal Executive Officer

Date: May 8, 2008

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: May 8, 2008